                                                                   Exhibit 10.15


                      DEVELOPMENT AND MARKETING AGREEMENT

          This Development and Marketing Agreement ("Agreement") is made and entered into as of the 26th day of July, 1999 (the "Effective Date"), by and between CYBERSOURCE CORPORATION, a Delaware corporation having a business address at 550 S. Winchester Boulevard, Third Floor, San Jose, California, ("CyberSource") and VISA U.S.A., INC., a Delaware corporation having a business address at 900 Metro Center Boulevard, Foster City, California ("Visa").

                                   RECITALS

          A. WHEREAS, CyberSource desires to collaborate with Visa to assist Visa's acquiring member banks and merchants to reduce fraud risk associated with electronic commerce;

          B. WHEREAS, CyberSource further desires to enter into an exclusive relationship for the term of this Agreement with Visa to enhance CyberSource's ability to identify potentially fraudulent payment card transactions over the Internet, whereby Visa will assist in developing enhancements to scoring methodology, and use reasonable efforts to increase public awareness of Enhanced IFSS;

          C. WHEREAS, Visa desires to collaborate with CyberSource to assist Visa's acquiring member banks and merchants in reducing Internet fraud risk, and to support development of enhancements to IFSS, and obtain preferential pricing in the marketplace for Visa-brand payment transactions using CyberSource Internet fraud screening products;

          D. WHEREAS, Visa desires to learn from CyberSource and thereby develop its own expertise in Internet fraud so Visa can develop and offer Internet fraud screening services; and

          E. WHEREAS, CyberSource desires to receive the right to use the Visa Fraud Model in Enhanced IFSS during and after the term of the Agreement;

          NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants between the parties contained herein, the receipt and sufficiency of which is hereby acknowledged and accepted, and intending to be legally bound hereby, the parties agree:

1.   DEFINITIONS

     1.1  "Confidential Information" means "Confidential Information" as defined
           ------------------------
in the Non-Disclosure Agreement between the parties dated as of April 15, 1998.

     1.2  "Contract Services" means those services supplied by a third party in
           -----------------
support of obligations of Visa and/or CyberSource to each other under this Agreement.

     1.3  "CyberSource Data" is CyberSource Confidential Information and means
           ----------------
specific information, other than information available to Visa from the VisaNet systems, identifying one or more Internet commerce transactions provided to CyberSource by its merchant customers and that use Visa cards for payment, and a score value generated from such information by CyberSource using IFSS and Enhanced IFSS.

[*]- CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     1.4  "CyberSource Trademarks" means the Trademarks registered and/or in
           ----------------------
active use by CyberSource, its parents, affiliates, or subsidiaries.

     1.5  "Direct Connect Merchant" means a merchant in the United States who
           -----------------------
utilizes a VisaNet Access Point (VAP) to communicate transaction information to Visa.

     1.6  "Enhanced IFSS" means an enhanced version of CyberSource's Internet
           -------------
Fraud Screening System incorporating the Visa Fraud Model upon completion of Phase 2 described in Appendix A.

     1.7  "Enhanced IFSS Score" means the transaction score value(s) generated
           -------------------
from Enhanced IFSS.

     1.8  "Fraud Screen Transaction" means a data processing event carried out
           ------------------------
by IFSS or Enhanced IFSS with a request by a merchant to determine a fraud risk associated with an Internet transaction.

     1.9  "Intellectual Property" means all of the following: (i) issued U.S.
           ---------------------
and foreign patents and pending patent applications, and all patent disclosures, and any and all divisions, continuations, continuations-in-part, continuing prosecution applications, reissues, reexaminations, and extensions thereof, any counterparts claiming priority therefrom or from which priority may be claimed, utility models, patents of importation or confirmation, certificates of invention and like statutory rights (the "Patents"); (ii) all U.S. and foreign
                                          -------
registered and unregistered copyrights (including any work of authorship in which copyright does or may subsist under the law of any jurisdiction), rights of publicity, moral rights, and all registrations and applications to register the same (the "Copyrights"); and (iii) all categories of trade secrets as
               -----------
defined in the Uniform Trade Secrets Act.

     1.10 "Internet" means a decentralized, cooperative, global, packet switched
           --------
data network that operates according to common, agreed-upon, stateless transaction protocols.

     1.11 "Internet Fraud Screening System" or "IFSS", formerly known as "IVS,"
           -------------------------------      ----
means software and related services owned, developed, sold, and supported by CyberSource as of the Effective Date of this Agreement that implement a fraud screen service that generates an IFSS Score for Fraud Screen Transactions, based on information describing the transaction, artificial intelligence techniques, a database of millions of transactions, and other elements and processes, as further described in the documents attached as Appendix C.

     1.12 "IFSS Score" means the transaction score value(s) generated from IFSS.
           ----------

     1.13 "Performance Data" means information generated and provided by Visa as
           ----------------
described in Appendix A indicating how accurately IFSS Scores and Enhanced IFSS Scores predict whether Internet transactions are likely to be fraudulent. Performance Data shall not include any information specific to any Visa card account or cardholder.

     1.14 "Territory" shall mean the United States.
           ---------

     1.15 "Visa Competitor" means the following and all branded products and
           ---------------
services operated thereby: MasterCard International (e.g., Cirrus, Maestro), Mondex, American Express, Novus (e.g., Discover), Diners Club, Carte Blanche, Europay, and JCB.

     1.16 "Visa Data" are Visa Confidential Information and information
           ---------
available to Visa from the VisaNet systems.

     1.17 [*]

     1.18 "Visa Trademark" means the Trademarks registered and/or in active use
           --------------
by Visa, its parents, affiliates, or subsidiaries.

2.   TECHNICAL COLLABORATION

     2.1  Visa Obligations.
          ----------------

          2.1.1     Generally.  Visa will collaborate with CyberSource to
                    ---------
undertake the objectives and obligations set forth herein. Development will occur in two phases, as set forth in Appendix A. Each of the parties will use its commercially reasonable efforts to complete Phase 1 no later than September 1, 1999 and to complete Phase 2 within 90 days after the Effective Date.

          2.1.2     Team Formation.  Visa will designate a team to support the
                    --------------
development of the Visa Fraud Model and to fulfill its obligations hereunder.

          2.1.3     Specifications and Tables.  Visa will provide CyberSource
                    -------------------------
with mutually agreeable data specifications necessary to enable Visa to validate CyberSource Data. Visa will create and deliver to CyberSource Performance Data, as set forth in Appendix A.

          2.1.4     Audit.  Visa will conduct at its own expense an audit (and
                    -----
periodic updates) to its satisfaction of CyberSource's system security and network infrastructure and security measures. Such audits shall be done on reasonable notice and during normal business hours.

     2.2  CyberSource Obligations.
          -----------------------

          2.2.1     Generally.  CyberSource will collaborate with Visa to
                    ---------
undertake the objectives and obligations set forth herein. Development under the Program will occur in two phases, as set forth in Appendix A. Each of the parties will use its commercially reasonable efforts to complete Phase I no later than September 1, 1999 and to complete Phase 2 within 90 days after the Effective Date.

          2.2.2     Team Formation.  CyberSource will designate a team to
                    --------------
support the development and integration of the Visa Fraud Model into IFSS and to fulfill its obligations hereunder.

          2.2.3     [*]


[*]- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          2.2.4     Century Compliance.  CyberSource will use software,
                    ------------------
services or solutions that accurately process data values representing dates in Year 2000 and later.

          2.2.5     [*]

          2.2.6     Audit.  CyberSource will participate in an audit (and
                    -----
periodic updates) to Visa's satisfaction of CyberSource's system security and network infrastructure and security measures. Such audits shall be done on reasonable notice and during normal business hours.

     2.3  Mutual Obligations.
          ------------------

          2.3.1     Generally.  Visa and CyberSource shall each use commercially
                    ---------
reasonable efforts to undertake its responsibilities under the Agreement.

          2.3.2     Program Director.  Each party shall name a Program
                    ----------------
Director who shall be the principal contact for its obligations under this Agreement, and will give the other party notice thereof.

          2.3.3     Facilities.  Each party will furnish facilities and
                    ----------
equipment sufficient to effectively implement and operate its obligations hereunder.

          2.3.4     Program Reports.  The parties shall communicate regularly
                    ---------------
during the term of the Agreement and shall meet at least once per calendar quarter to undertake a comprehensive technical and business review of progress.

          2.3.5     Model Update Validation.  CyberSource will participate in
                    -----------------------
and support the revalidation by Visa of the Visa Fraud Model as described in Appendix A.

3.   MARKETING AND SALES COLLABORATION

     3.1  CyberSource Obligations.
          -----------------------

          3.1.1     Sale of Enhanced IFSS.  CyberSource will collaborate with
                    ---------------------
Visa jointly to sell the Enhanced IFSS to the following Acquirers within ninety
(90) days from the launch of the Enhanced IFSS: BankAmerica Merchant Services, Wells Fargo, Paymentech, FNBO, Chase/FDMS, and NPC.

          3.1.2     Preferential Pricing.  Beginning September 1, 1999,
                    --------------------
CyberSource will price Visa-brand transactions conducted in the Territory using IFSS and Enhanced IFSS at a discount of at least [*] less than the prices agreed for other transactions using other payment card brands. This discount shall be available both directly to merchants and to Visa member acquirers who resell IFSS and Enhanced IFSS to merchants.

          3.1.3     Sales/Service Support.  CyberSource will provide sales,
                    ---------------------
customer service and implementation support to all merchants and Visa member acquirers who purchase IFSS and Enhanced IFSS.

          3.1.4     Staff Dedication to Enhanced IFSS Score.  CyberSource will
                    ---------------------------------------
train appropriate staff on sales, marketing, and use by customers of Enhanced IFSS. CyberSource


[*] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

may fulfill this obligation through an initial training session and/or additional, "train-the-trainer" sessions.

          3.1.5     Promotion of Enhanced IFSS.  CyberSource will promote
                    --------------------------
Enhanced IFSS as its premier Internet fraud screening product. CyberSource will promote Enhanced IFSS on its web site and develop and produce marketing communications and sales collateral in cooperation with and upon the express prior written approval from Visa.

     3.2  Visa Obligations.
          ----------------

          3.2.1     Payment Gateway.  Visa, at its discretion, may market and
                    ---------------
promote Enhanced IFSS as part of its integrated payment gateway solution.

          3.2.2     Sales Support.  Visa will carry out the activities set
                    -------------
forth in Appendix B and will expend direct and indirect costs of at least [*] per year over the Term for such activities.

     3.3  Product Name.  Subject to the provisions of this Agreement governing
          -------
trademarks, both parties will promote Enhanced IFSS using the product name "CyberSource Internet Fraud Screen enhanced by Visa." During the term of the Agreement, the product name will be used by the parties in all marketing communications and public communications that identify or promote Enhanced IFSS. After the term of the Agreement, CyberSource shall immediately cease any use of the name or trademarks associated with Visa, including references to Visa in the product name.

     3.4  Press Releases.  The parties will issue one or more joint press
          --------------
releases as set forth in Appendix B. Each party may issue its own press releases relating to its collaboration with the other party on Internet fraud screening and Enhanced IFSS, and may reference the other party and its collaboration with the other party on Internet fraud screening and Enhanced IFSS in such releases, provided that the other party provides express written prior approval, which shall not be unreasonably withheld. CyberSource may elect to organize a press event at its own expense relating to promotion of its collaboration with Visa on Internet fraud screening and Enhanced IFSS, and if so, Visa will provide an executive for participation at such event, subject to reasonable availability.

4.   EXCLUSIVITY

     4.1  CyberSource Exclusivity.
          -----------------------

          4.1.1     Territory Exclusivity .  Except as provided herein or as
                    ----------------------
expressly agreed to by Visa, during the term of this Agreement, CyberSource will not enter into any development or consultation agreements and/or relationships with a Visa Competitor in the area of Internet fraud detection.

          4.1.2     International Exclusivity.
                    -------------------------

                    4.1.2.1        Use of Enhanced IFSS.  Except as agreed
                                   --------------------
between CyberSource and Visa regions outside the Territory, CyberSource may not use Enhanced IFSS outside the Territory during the term of the Agreement. CyberSource shall employ measures approved by Visa to enable compliance with this restriction.

                    4.1.2.2   Negotiations with Visa International.
                              ------------------------------------
During the first 120 days after the Effective Date of this Agreement, CyberSource will not collaborate or work in any way anywhere in the world with a Visa Competitor in the area of Internet fraud detection. During this 120-day period, CyberSource will communicate with a Visa-designated representative of Visa International with the goal of entering into agreement(s) with other Visa regions outside the Territory relating to Enhanced IFSS. The Visa International representative will facilitate communications between CyberSource and other Visa regions. After expiration of the 120-day period, CyberSource may work with Visa Competitors in Visa regions with which no agreement has been reached, subject to
Section 4.1.2.1.

     4.2  Visa Exclusivity.
          ----------------

          4.2.1   Territory Exclusivity.  Except as provided herein, during the
                  ----------------------
term of the Agreement, Visa will not publicly promote or introduce a real-time merchant/acquirer Internet fraud detection service for credit card transactions, solely or with any other third party.

          4.2.2   Direct Connect.  Notwithstanding Section 4.2.1, beginning
                  --------------
eighteen months after the Effective Date, Visa may promote any real-time merchant/acquirer Internet fraud detection service for credit card transactions to Direct Connect Merchants if Visa determines, based on commercially reasonable facts and information and feedback from Direct Connect Merchants, that Enhanced IFSS does not best meet the needs of the Direct Connect Merchants. In making its decision, Visa will consider, among other things, the cost, accuracy, and quality of service of alternatives to Enhanced IFSS. Visa will include its nonconfidential feedback from Direct Connect Merchants as part of its quarterly reviews with CyberSource described in Section 2.3.4.

5.   CONFIDENTIALITY

     5.1  Non-Disclosure Agreement.  Each party shall be bound according to the
          ------------------------
terms of the Non-Disclosure Agreement between the parties dated as of April 15, 1998.

6.   DATA PRIVACY

     6.1  Adherence to Data Privacy Policies.  Visa and CyberSource will abide
          ----------------------------------
by reasonable obligations respecting data privacy provided to it by the other party.

7.   INTELLECTUAL PROPERTY

     7.1  Ownership
          ---------

          7.1.1   Ownership by Visa.  Except as expressly licensed to
                  -----------------
CyberSource herein, Visa will own or retain all right, title and interest in and to the Visa Data, Performance Data, the Visa Fraud Model, and all Intellectual Property therein.

          7.1.2   Ownership by CyberSource.  Except as expressly licensed to
                  ------------------------
Visa herein, CyberSource will own or retain all right, title, and interest in and to IFSS, IFSS Score, CyberSource Data, and all Intellectual Property therein.

          7.1.3  Joint Ownership.  Except as provided in Sections 7.1.1 and
                 ---------------
7.1.2, the parties shall each own a whole, equal and undivided right, title and interest in and to any Intellectual Property that is jointly developed by the parties in the course of the Program or other activities performed under this Agreement, and all Intellectual Property therein.

     7.2  [*]

          (a)    [*]

          (b)    [*]

          (c)    [*]

          (d)    [*]

     7.3  [*]

          (a)    [*]

          (b)    [*]

     7.4  Trademarks.
          ----------

          7.4.1  Visa Trademarks.  The Visa Trademarks are owned by and will
                 ---------------
remain the exclusive property of Visa. Nothing in this Agreement shall give CyberSource any right, title or interest in or to any trade name, trademark or service mark owned by VISA, other than the right to use the Visa Trademarks for promoting Enhanced IFSS in accordance with this Agreement.

          7.4.2  CyberSource Trademarks.  The CyberSource Trademarks are owned
                 ----------------------
by and will remain the exclusive property of CyberSource. Nothing in this Agreement shall give Visa any right, title or interest in or to any trade name, trademark or service mark owned by CyberSource, other than the right to use the CyberSource Trademarks for promoting the Visa Fraud Model, and Enhanced IFSS in accordance with this Agreement.

          7.4.3  Quality Standards.  A first party may use a trademark, service
                 -----------------
mark, trade dress or trade name of the other party only as provided herein, Enhanced IFSS, and the Visa Fraud Model. All such use shall appear in materials that conform to highest industry standards of quality so as to preserve the goodwill and good reputation associated with the owner of the mark. Each party shall cooperate with the other to facilitate the other party's control of the nature and quality of its trademarks, service marks, trade dress and trade names.

          7.4.4  Form of Use.  Upon notice from the other party of reasonable
                 -----------
written trademark usage guidelines of the other party, all such use shall conform to such guidelines. A party shall use or reproduce all reasonable trademark, patent and copyright notices as may be requested by the other party in all materials. During the term of the Agreement, in no event shall a party use any trademark, service mark, trade dress or trade name of a competitor of the other party to promote real-time, merchant and/or acquirer Internet fraud detection services without prior notification to, and acceptance by, the other party.


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     7.5  Early Termination Rights.  In the event of early termination by a
          ------------------------
party under Section 8.2, all rights that would accrue to it under Sections 7.2 or 7.3 upon normal expiration or termination of the Agreement shall accrue to such party upon such early termination.

8.   TERM AND TERMINATION

     8.1  Term.  The term of this Agreement is from the Effective Date until
          ----
August 30, 2001, unless earlier terminated as provided herein. Thereafter, this Agreement will automatically extend until either party provides sixty day advance notice of termination.

     8.2  Early Termination.  This Agreement may be terminated early:
          -----------------

          (a) by Visa, if Enhanced IFSS is not implemented within 120 days after the Effective Date, unless Visa is a materially contributing cause of the delay in implementation or unless such delay is caused by an event of Force Majeure as defined in Section 14.7 below;

          (b) by a first party upon the material breach of this Agreement by the other party if such breach is not cured within thirty days after written notice from the first party;

          (c) by either party upon the bankruptcy, insolvency, assignment for the benefit of creditors or other act of insolvency by, of or against the other party or its parent, if any;

          (d) by Visa for failure of CyberSource to meet Visa's reasonable requirements as identified by the audit and updates as described in Section 2.1.4; or

          (e) by a first party, at its sole option, upon a change in control of the other party.

     8.3  Cumulative Remedy.  Termination of this Agreement is cumulative to any
          -----------------
other remedy that a party may have at law or in equity in the event of a breach of this Agreement, and the other party shall be entitled.

9.   REPRESENTATIONS AND WARRANTIES

     9.1  CyberSource Representations and Warranties.  CyberSource represents
          ------------------------------------------
and warrants to Visa that CyberSource owns or has the right to license all software, information, or Intellectual Property that is licensed to Visa under this Agreement. Otherwise, CyberSource makes no representation or warranty to Visa of any kind. CYBERSOURCE MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT, OR FITNESS FOR ANY PARTICULAR PURPOSE OR USE OF IFSS, THE CYBERSOURCE DATA, THE PERFORMANCE DATA, RESULTS OR TECHNICAL INFORMATION DEVELOPED BY CYBERSOURCE AND DERIVED FROM THIS PROGRAM OR OF ANY TANGIBLE OR INTANGIBLE PROPERTY RIGHT, ALL OF WHICH IS PROVIDED "AS IS."

     9.2  Visa Representations and Warranties.  Visa represents and warrants to
          -----------------------------------
CyberSource: that Visa owns or has the right to license all software, information, or Intellectual Property that is licensed to CyberSource under this Agreement. Otherwise, Visa makes no representation other than those specified in this Agreement. VISA MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, INCLUDING THE IMPLIED WARRANTIES OF

MERCHANTABILITY, NONINFRINGEMENT, OR FITNESS FOR ANY PARTICULAR PURPOSE OR USE, OF THE VISA FRAUD MODEL, THE VISA DATA, DATA RESULTS OR TECHNICAL INFORMATION DERIVED FROM THIS PROGRAM, ALL OF WHICH ARE PROVIDED "AS IS."

10. ASSIGNMENT. This Agreement and the rights and obligations thereunder may not be assigned by either party without the prior written consent of the other.

11. PUBLICITY. Except as expressly provided herein, neither party may use the name of the other party, any of the other party's personnel, or any officer, trustee, employee or agent of the other party in any publicity, advertising, or news release without the express prior written approval of the other party.

12. NOTICES. Notices, reports, payments and other communications hereunder shall be deemed to have been made when delivered, sent by telex or telegram, or when mailed first class, postage prepaid, and addressed to the party at the address given below, or such other address as may hereafter be designated by notice in writing:

     If to CyberSource:

                         Steve Klebe
                         Vice President, Payment Industry Alliances
                         CyberSource Corporation
                         550 Winchester Boulevard, Third Floor
                         San Jose, CA 95128

          with copy to:  David Kim
                         Corporate Counsel
                         CyberSource Corporation
                         550 Winchester Boulevard, Third Floor
                         San Jose, CA 95128

     If to Visa:

                         Jim Degracia
                         Senior Vice President, Electronic Commerce
                         Visa U.S.A. Inc.
                         P.O. Box 8999
                         San Francisco, CA 94128

     with copy to:       General Counsel
                         Visa U.S.A. Inc.
                         P.O. Box 8999
                         San Francisco, CA 94128

13.  LIMITATION OF LIABILITY

     13.1  Limitation of Liability.
           -----------------------

           13.1.1  General.  UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE
                   -------
TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED

OF THE POSSIBILITY OF SUCH DAMAGES), SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE, PROFITS OR BUSINESS COSTS OF DELAY, COSTS OF LOST OR DAMAGED DATA OR DOCUMENTATION OR SUCH PARTY'S LIABILITIES TO THIRD PARTIES ARISING FROM ANY SOURCE. IN NO CASE SHALL TOTAL LIABILITY OF EITHER PARTY EXCEED THE SUM OF $250,000.

           13.1.2  Exception.  THE EXCLUSIONS AND LIMITATIONS OF SECTION 13.1.1
                   ---------
DO NOT APPLY TO ANY BREACH OF OBLIGATIONS IN THE AGREEMENT REGARDING CONFIDENTIALITY OR INTELLECTUAL PROPERTY, OR LIABILITY ARISING FOR BODILY INJURY OF A PERSON.

14.  GENERAL

     14.1  Choice of Law and Jurisdiction.  This Agreement shall be governed by
           ------------------------------
and construed under the laws of the State of California. Any action or any dispute arising out of this Agreement shall be tried in California, and the parties consent to the jurisdiction of its state and federal courts.

     14.2  Remedies.  Except as otherwise provided, the remedies set forth in
           --------
this Agreement are cumulative, and either party will be entitled alternatively or cumulatively to damages for breach of this Agreement or to any other remedy available under applicable law.

     14.3  Amendment and Modification.  No amendment, modification or addition
           --------------------------
hereto shall be effective or binding on either party unless set forth in writing and executed by a duly authorized representative of the party to be charged.

     14.4  No Waiver.  No waiver of any rights under this Agreement shall be
           ---------
deemed effective unless contained in a writing signed by an authorized official of the party charged with such waiver, and no waiver of any breach or failure to perform shall be deemed to be a waiver of any future breach or failure to perform or any other right arising under this Agreement. The failure of any party to insist on the performance of any obligation hereunder shall not act as a waiver of such obligation.

     14.5  Heading.  The article and section headings contained in this
           -------
Agreement are included for convenience only and form no part of this Agreement between the parties.

     14.6  Survival.  All provisions of this Agreement which, by their terms,
           --------
require performance after the termination of the Agreement shall survive the termination of this Agreement.

     14.7  Force Majeure.  Neither party to this Agreement shall be liable for
           -------------
delay or failure in the performance of any of its obligations hereunder if such delay or failure is due to causes beyond its reasonable control including, without limitation, acts of God, fires, earthquakes, strikes and labor disputes, acts of war, civil unrest of intervention of any governmental authority except as expressly provided herein, but any such delay or failure shall be remedied by such part as soon as is reasonably possible.

     14.8  Fees.  Except as otherwise provided herein, each party shall bear its
           ----
own legal fees incurred in connection with the transactions contemplated hereby; provided, however, that if any party to this Agreement seeks to enforce its rights under this Agreement by legal proceedings or otherwise, the nonprevailing party shall pay all costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys' fees.

     14.9  Entire Agreement.  This Agreement (together with the exhibits hereto,
           ----------------
as such exhibits may be amended from time to time in accordance with this Agreement), constitutes the entire Agreement between the parties with respect to the subject matter hereof and thereof. All prior or contemporaneous agreements, whether written or oral, and all proposals, understandings and communications between or involving the parties hereto are hereby canceled and superseded.

     14.10 Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute this Agreement.

     14.11 Independent Contractors.  Visa and CyberSource serve under this
           -----------------------
Agreement as independent contractors to one another. The relationship of employer and employee shall not exist between CyberSource and Visa under this Agreement. This Agreement shall not be deemed to establish a joint venture or partnership between CyberSource and Visa.

     The parties hereto have caused this Agreement to be executed by duly authorized representatives effective as of the later date indicated below:

  CYBERSOURCE CORPORATION                  VISA U.S.A., INC.

          /s/ William S. McKiernan                  /s/ James O. Degracia
  -------------------------------------    -----------------------------------
  Name:   William S. McKiernan             Name:    James O. Degracia
  Title:  President and CEO                Title:   Senior Vice President
  Date:   July 26, 1999                    Date:    July 27, 1999

                                   APPENDIX A

                          TECHNICAL DEVELOPMENT PHASES

[*]


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  APPENDIX B

                           VISA MARKETING ACTIVITIES

     1. Visa will use its existing communications channels to reach the target audience of Visa member acquirers to inform them about its collaboration with CyberSource on Internet fraud screening and Enhanced IFSS. These channels include, but are not limited to Visa Business Review articles, Member meetings, and collateral distribution through Visa account executives.

     2. Visa and CyberSource will issue a joint press release upon the later of completion of Phase I of the Agreement or completion to Visa's reasonable satisfaction of the audit described in Section 2.1.4 of the Agreement, and a second press release upon the launch of the Enhanced IFSS at the completion of Phase 2 as set forth in the Agreement. CyberSource and Visa may issue one or more further press releases as agreed by the parties and as appropriate upon the occurrence of events or developments considered newsworthy by a reasonable person.

     3. Visa will devote a section of the visa.com Web site to address Enhanced IFSS and, from that site, will provide a link to that section of CyberSource's Web site addressing Enhanced IFSS. In addition, if Visa launches an Extranet site targeted at Visa member acquirers, then Visa will provide a section in that site that addresses the Enhanced IFSS and, from that site will include a link to that section of CyberSource's Web site addressing Enhanced IFSS.

     4. Visa will promote its collaboration with CyberSource on Internet fraud screening and Enhanced IFSS to Visa Internet merchant alliance partners to encourage those partners to position Visa brand cards as their preferred cards for transaction payment. Visa will introduce CyberSource to its significant Internet merchant alliance partners and to their Acquirers.

     5. Within sixty days of the Effective Date, Visa will produce co-branded marketing publications ("collateral") describing its collaboration with CyberSource on Internet fraud screening and Enhanced IFSS targeted to Visa member acquirers and merchants. Visa will distribute such collateral as appropriate.

     6. Should Visa have a speaking engagement at a prominent electronic commerce event, Visa will use that engagement in part to announce, describe and promote its collaboration with CyberSource on Internet fraud screening and Enhanced IFSS.

     7. Visa will announce its collaboration with CyberSource on Internet fraud screening and Enhanced IFSS at Visa member acquirer meetings on the topics of electronic commerce or risk management. Visa may invite and permit CyberSource to make a presentation to attendees.

     8. Visa will reference the Enhanced IFSS in upcoming "best practices" guides to be distributed to Internet merchants. As of the date of this agreement, these include a document tentatively titled "Electronic Commerce Risk
Management: Internet Merchant Best Practices". These also include custom risk management assessment reports produced for a select group of large online and physical world retailers.

                                  APPENDIX C

        CyberSource(R)
           -
           the power behind the buy button

     CyberSource Risk Management Services

     CyberSource Internet Fraud Screen combines artificial intelligence, with a database of millions of transactions, to develop a sophisticated profile of potentially fraudulent credit card transactions. Rather than treating each order in isolation, Internet Fraud Screen leverages the intelligence gained from millions of multi-merchant transactions to compare each identity profile and assess fraud risk. Internet Fraud Screen technology assesses card validity, and cross-references information provided with the order to verify the identity of the cardholder. With Internet Fraud Screen, Internet fraud can be managed to less than 1%.

     Every credit card transaction is validated by an authorized financial institution in real-time and analyzed by Internet Fraud Screen technology to uncover potential fraud. Once the credit card information has been validated by both systems, an order is cleared for delivery. The entire process takes less than four seconds and is completely transparent to the consumer.

     Internet Fraud Screen analyzes numerous characteristics of a transaction, including such variables as time of day or night, network address, geographic location, shipping address and many more. Using this information, Internet Fraud Screen technology performs over 150 assessment and correlation calculations and assigns each characteristic a weighted score. Risk scores from each factor are totaled to assign an overall risk score. The higher the score, the higher the risk the attempted transaction may be fraudulent.